                           FIRST COLONIAL GROUP, INC.
                              76 South Main Street
                          Nazareth, Pennsylvania 18064

                    -----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            to be held April 18, 1996
                    -----------------------------------------


To the Shareholders of First Colonial Group, Inc.:

         The Annual Meeting of Shareholders of First Colonial Group, Inc. ("Company") will be held on Thursday, April 18, 1995, at 9:00 a.m., prevailing time, at the Bethlehem Holiday Inn, Routes 22 and 512, Bethlehem, Pennsylvania 18017, for the purpose of considering and acting upon the following:

         1. To elect two Class 2 directors to hold office for a term of four years and until their successors are duly elected and qualified, as more fully described in the accompanying Proxy Statement;

         2. To approve the 1996 Employee Stock Option Plan, as more fully described in the accompanying Proxy Statement; and

         3. To transact such other business as may properly come before the Annual Meeting.

         Only shareholders of record, as shown by the transfer books of the Company, at the close of business on March 8, 1996, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

         If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors




                                            S. ERIC BEATTIE
                                            President and Chief
                                            Executive Officer
Nazareth, Pennsylvania
March 22, 1996

                           FIRST COLONIAL GROUP, INC.
                              76 South Main Street
                          Nazareth, Pennsylvania 18064
                                 (610) 746-7300

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


         The accompanying proxy is solicited by the Board of Directors of First Colonial Group, Inc. ("Company") for use at the Annual Meeting ("Meeting") of Shareholders to be held on Thursday, April 18, 1996 at 9:00 a.m., prevailing time, at the Bethlehem Holiday Inn, Routes 22 and 512, Bethlehem, Pennsylvania 18017, and any adjournments or postponements thereof. This Proxy Statement and accompanying proxy card are first being mailed to Company shareholders on or about March 22, 1996.

         The cost of the solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile or similar means by officers, directors or employees of the Company, without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company's common stock, par value $5.00 per share ("Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to beneficial owners.

         Only shareholders of record, as shown on the transfer books of the Company, at the close of business on March 8, 1996 ("Record Date") will be entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 1,474,028 shares of Common Stock outstanding. All share and per share information in this Proxy Statement has been adjusted to reflect the 5% stock dividend paid in June 1994.

         Sending in a signed proxy will not affect a shareholder's right to attend the Meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised.

         Proxies in the accompanying form, properly executed and received in time for voting, and not revoked, will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock for the election of all nominees for directors hereinafter named, and for Proposal 2 to approve the Company's 1996 Employee Stock Option Plan, as more fully described herein.

         The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. All shares of the Company's common stock present in person or represented by proxy and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Except for certain restrictions (hereinafter summarized), each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting except that, in the election of directors, shareholders are entitled to cumulate their votes. Cumulative voting entitles each shareholder to cast as many votes as is equal to the number of shares held by such shareholder multiplied by the number of directors to be elected; all such votes may be cast for one candidate or they may be distributed among any two or more candidates in the election. The persons named in the accompanying proxy may exercise cumulative voting rights in any manner they deem desirable to secure the election of as many as possible of the nominees named below. See "ELECTION OF DIRECTORS."

         The election of directors will be determined by a plurality vote and the three nominees receiving the most "for" votes will be elected. Adoption of the Company's 1996 Employee Stock Option Plan requires the affirmative vote of a majority of the votes cast by all shareholders voting in person or by proxy except as hereafter noted. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote. However, for purposes of compliance with the shareholder approval requirement under Rule 16b-3 of the Securities Exchange Act of 1934 applicable to the proposal to approve the Company's 1996 Employee Stock Option Plan, abstentions may have the effect of an "against" vote and may be counted in determining whether the proposal has received the required shareholder vote.

         Article 7 of the Company's Amended and Restated Articles of Incorporation, as amended, restricts the rights of a Person (as hereafter defined) to cast (or execute written consents with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities who act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

         The restrictions of Article 7 do not apply to the shares of Common Stock held by the Bank for itself or as trustee of the Company's Employee Stock Ownership Plan or other trusts. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF."

         The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which includes such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group which includes such Person. Article 7 provides that the determination by the Board of Directors of the existence or membership of a group, and of a number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

         In the event of a violation of Article 7 and in addition to other remedies afforded the Company, the judges of election cannot count votes cast in violation of Article 7 and the Company or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the then current market price of such shares.

         The foregoing is a brief summary of Article 7 and is qualified and amplified in all respects by the exact provisions of the Amended and Restated Articles of Incorporation, as amended, a copy of which can be obtained in the same manner as the Company's Annual Report on Form 10-KSB for 1995. See "ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-KSB".

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

         The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. If any such matters are brought before the Meeting, the persons named in the enclosed proxy will act or vote in accordance with their best judgment.

                              ELECTION OF DIRECTORS

         As permitted under Pennsylvania law, the Bylaws of the Company provide for staggering the terms of office of the Company's directors by dividing the Board of Directors into four classes, with members of each class serving four-year terms. The Company's Bylaws further provide that the Board of Directors shall consist of not fewer than five nor more than 25 directors, with the exact number fixed by the Board of Directors. The Board of Directors currently consists of nine members.

         At the Meeting, the shareholders will elect two Class 2 directors to serve for a term of four years and until their successors are elected and qualified. As described above, shareholders are entitled to cumulative voting rights in the election of directors.

         The following table sets forth information, as of the Record Date, concerning the Company's directors and nominees for election to the Board of Directors. Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy for the election of the listed nominees or, in the event of death, disqualification, refusal or inability of any nominee to serve, for the election of such other persons as the management of the Company may recommend in the place of such nominee to fill the vacancy. The Board has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

         The director nominees named below were nominated by the Board of Directors and currently serve as directors. All of the Company's directors were first elected directors of the Company in 1983 except for Richard Stevens, III and Gordon B. Mowrer, who were first appointed to the Board of Directors of the Company in 1989 and Daniel Mulholland and Maria Zumas Thulin, who were first appointed to the Board of Directors of the Company in 1994. In addition, all of the directors and director nominees named below also serve on the Board of Directors of the Company's banking subsidiary, Nazareth National Bank and Trust Company ("Bank").


        Name/Age                           Principal Occupation or                    Director of          Term of
    as of Record Date                  Employment for Past Five Years               the Bank Since      Office Expires
--------------------------  -----------------------------------------------------  -----------------   ----------------
                                Director Nominees

S. Eric Beattie              President of the Company and Chief Executive                1982                1996
49 (1)                       Officer of the Company and the Bank since January,
                             1987, and President of the Bank since 1984

Robert C. Nagel              Retired; Former Manager, Eastern Division                   1976                1996
71 (1) (2)                   Metropolitan Edison Co. (electric utility), Easton,
                             Pennsylvania

                                                               Continuing Directors

Robert J. Bergren            Retired; former Vice President Administration, SI           1982                1999
70 (1) (2) (3)               Handling Systems, Inc. (manufacturer of materials
                             handling equipment), Easton, Pennsylvania

Paul A. Lentz                Retired; former Consultant; former Professional             1971                1998
68                           Manager, Coplay Cement Co. and Fuller Company
                             (cement industry), Bethlehem, Pennsylvania

Gordon B. Mowrer             Pastor, Advent Moravian Church, Bethlehem,                  1989                1999
60                           Pennsylvania; former President, Hampson-Mowrer-
                             Kreitz Insurance Agency, Inc. (insurance sales)

Daniel B. Mulholland         Vice President and General Manager, Mallinckrodt            1994                1997
43                           Baker, Inc. (chemical manufacturing), Phillipsburg,
                             New Jersey since 1974

John J. Schlamp              Chairman of the Board of the Company since                  1974                1997
70 (1) (2)                   January, 1987 and of the Bank since 1984

Richard Stevens, III         Division Manager (Marketing) for Computer Aid,              1989                1999
63 (1) (2) (3)               Inc. (1987 to present); Director of Educational
                             Marketing for IBM (1983-1987)

Maria Zumas Thulin           Executive Vice President, Arcadia Development               1994                1998
42                           Corporation (real estate development and
                             management), Bethlehem, Pennsylvania since 1989

--------------------------------

(1)      Member of the Executive Committee.
(2)      Member of the Compensation Committee.
(3)      Member of the Audit Committee.

         There are no other nominees for director known to the Company at this time.

         Under the Company's Bylaws, shareholders have the right to nominate directors in accordance with the procedures specified therein. Nominations for directors made by shareholders must be submitted in writing to the Secretary of the Company not later than the close of business on the fifth day immediately preceding the date of the meeting. All late nominations will be rejected. In addition, at any time prior to the election of directors at a meeting of shareholders, the Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated by a shareholder in accordance with the Bylaws and who, for any reason, becomes unavailable for election as a director.

Board of Directors, Committees and Attendance at Meetings

         The Board of Directors of the Company held 29 meetings during the fiscal year ended December 31, 1995. The Executive Committee, which held 16 meetings during the fiscal year, makes recommendations to the Board of Directors with respect to executive compensation and the Company's Stock Option Plan (among other matters). The Board has a Compensation Committee which makes decisions concerning executive compensation and stock options and which administers the Company's Stock Option Plan. The Compensation Committee met one time during the fiscal year ended December 31, 1995. The Board has an Audit Committee, which meets at varying intervals. The purpose of the Audit Committee is to review all recommendations made by the Company's independent public accountants with respect to the accounting methods used and the system of internal control followed by the Company and to advise the Board of Directors with respect thereto. The Audit Committee held 9 meetings during the fiscal year ended December 31, 1995. The Board does not have a nominating committee. During the fiscal year ended December 31, 1995, all directors of the Company attended at least 75% of the total number of meetings of the Board of Directors of the Company and of all committees of which they were members.

Compensation of Directors

         Directors of the Company and the Bank are compensated at the rate of $140.00 per Board meeting attended, $140.00 per committee meeting attended and $1,000 as a quarterly retainer fee. Each director has the option to defer some or all of the annual directors' fees pursuant to the Deferred Compensation Plan for Directors (the "Directors' Plan"). Any such deferred amount will be deemed invested in an account paying interest equal to rates paid by the Bank on individual retirement accounts. The director may elect the form and timing of the benefits payable under the Directors' Plan, but, in general, such benefits will be payable commencing at age 65. Benefits to a director under the Directors' Plan are generally made in installments over a 15 year period. If a director electing installments dies prior to receiving such director's full benefits under the Directors' Plan, the remaining benefits will be made to the named beneficiary. Upon establishment to the satisfaction of the Board of Directors of the existence of a personal financial hardship, a director may obtain an immediate distribution of some or all of such director's benefits under the Directors' Plan.

         Directors of the Company who are not employees of the Company or the Bank are eligible to receive automatic grants of options to purchase shares of Common Stock pursuant to the 1994 Stock Option Plan for Non-Employee Directors. On April 20, 1995, Daniel B. Mulholland and Maria Z. Thulin were each granted an option to purchase 1,050 shares of Common Stock at an exercise price of $15.75 per share, the fair market value of the Common Stock on the date of grant. See "EXECUTIVE COMPENSATION - 1994 Stock Option Plan for Non-Employee Directors."

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by
(1) each shareholder known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (2) all directors of the Company and the Bank, (3) all executive officers of the Company named in the Summary Compensation Table which follows and (4) all directors and executive officers of the Company and the Bank as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to his shares. The shareholdings set forth below reflect all stock dividends paid and stock splits effected by the Company through the Record Date, and are rounded to the nearest whole share.


                                                                                      Amount of
                                                                                     Common Stock
                                                                                     Beneficially              Percent of
                                  Name                                                Owned (a)                 Class(a)
--------------------------------------------------------------------------      ----------------------      ----------------
Employee Stock Ownership Plan ("ESOP") Trust
Nazareth National Bank and Trust Company, Trustee
76 South Main Street
Nazareth, PA  18064 (b).................................................                   196,805                   13.4
S. Eric Beattie (c).....................................................                    25,448                    1.7
Robert J. Bergren (d)...................................................                     3,719                     *
Paul A. Lentz (e).......................................................                     6,752                     *
Gordon B. Mowrer (e)....................................................                     2,307                     *
Daniel B. Mulholland (f)................................................                     1,949                     *
Robert C. Nagel (g).....................................................                    13,113                     *
John J. Schlamp (h).....................................................                    12,095                     *
Richard Stevens, III (i)................................................                     3,335                     *
Maria Zumas Thulin (j)..................................................                       475                     *
All Directors and Executive Officers as a
Group (13 persons) (k)..................................................                    88,244                    5.9

--------------------
*        Less than 1%.

(a) The securities "beneficially owned" by an individual are determined as of the Record Date in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(b)      Includes 146,678 allocated and 50,127 unallocated shares.
         Participants in the ESOP have "pass-through" voting rights and are entitled to direct the vote on all shares allocated to their accounts as of the Record Date. Unallocated shares, as well as allocated shares for which no voting directions are received, are voted by the plan administrators, who are appointed by the Board of Directors and who have sole investment power with respect to all shares held in the plan. Does not include shares held by the Bank in various other trusts for which the Bank, in its capacity as trustee, has or shares voting or investment power. As of the Record Date, the Bank had or shared voting or investment power with respect to 75,890 shares held in trust for the Company's Dividend Reinvestment and Stock Purchase Plan, 19,122 shares held in trust for the Company's Optional Deferred Salary Plan and 192,733 shares held in various other trust accounts.

(c) Includes 10,667 shares allocated to his account under the ESOP and 7,444 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plan. Also includes 116 shares held by his daughter and 232 shares held by Mr. Beattie in custody for his two sons.

(d) Includes 658 shares owned by his spouse and 525 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(e) Includes 525 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(f) Includes 685 shares owned by his spouse in custody for his son, 801 shares owned jointly with his spouse and 263 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(g) Includes 498 shares held by the Bank as trustee of an IRA Rollover Trust, 1,927 shares owned jointly with his spouse, 4,807 shares owned by his spouse and 525 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(h) Includes 10,000 shares held by the Bank as trustee of an IRA Rollover Trust, 826 shares owned by his spouse and 525 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors. Also includes 179 shares owned by his son and daughter-in-law as to which Mr. Schlamp disclaims beneficial ownership.

(i) Includes 2,000 shares held in a trust for the benefit of Mr. Stevens for which Mr. Stevens and the Bank are co-trustees and 525 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(j) Includes 263 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(i) Includes an aggregate of 11,856 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plan, an aggregate of 3,676 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors and 23,008 shares allocated under the ESOP to the accounts of all executive officers of the Company and the Bank, as a group.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth all cash compensation paid by the Company and the Bank for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 31, 1995, 1994 and 1993 to (1) the Chief Executive Officer of the Company and the Bank and (2) each executive officer of the Company and the Bank whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1995.

                           Summary Compensation Table

                                                Annual Compensation              Long Term Compensation
                                        ------------------------------------ ------------------------------
                                                                Other Annual                                      All Other
Name and Principal Position  Fiscal Year  Salary      Bonus     Compensation  Securities Underlying Options      Compensation
--------------------------- ----------- ----------- ---------- ------------- ------------------------------      -------------

S. Eric Beattie, President,    1995      $154,005    $--         $9,600(1)               --                         $14,080(2)
Chief Executive Officer
and Director of the            1994      $150,757    $4,530     $10,440(1)             2,000                        $13,750
Company and Bank
                               1993      $148,136    $4,444      $9,320(1)               --                         $11,878

-----------------------------
(1)      Represents director fees.

(2) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $7,977, the Company's matching contribution to his account under the Optional Deferred Salary Plan of $3,850 and reimbursement pursuant to the Company's medical reimbursement program of $2,253.

Stock Option Plan

         In December 1986, the Board of Directors of the Company adopted the Stock Option Plan, which was approved by the shareholders of the Company in April, 1987 (the "Plan"). Pursuant to the Plan, stock options may be granted which qualify under the Code as incentive stock options ("Incentive Options") as well as stock options that do not qualify as Incentive Options under the Code ("Non-Qualified Options"). All officers and key employees of the Company or any current or future subsidiary who are employed on a full-time basis will be eligible to receive an option or options under the Plan. As of December 31, 1995, options to purchase an aggregate of 16,169 shares of Common Stock had been granted pursuant to the Plan, of which 11,856 are currently exercisable.

         If Proposal Two is approved, the 1996 Employee Stock Option Plan will replace the Plan.

         The purpose of the Plan is to provide additional incentive to employees of the Company by encouraging them to invest in the Company's Common Stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress. The Plan is administered by the Compensation Committee (the "Committee") which is appointed by the Board and consists only of directors who are not eligible to receive options under the Plan. The Committee is to determine, among other things, which officers and key employees receive an option or options under the Plan, the type of option (Incentive Options or Non-Qualified Options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option.

         The aggregate number of shares which may be issued upon the exercise of options under the Plan is 86,821 shares of Common Stock. With respect to Incentive Options granted after December 31, 1986, the aggregate fair market value, determined at the time the Incentive Option is granted, of the shares with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. No similar restriction is contained for Non-Qualified Options granted under the Plan.

         Except as otherwise described below, none of the options granted under the Plan may be exercised during the first year after the date granted. On and after one year and prior to two years after the date granted, up to 25% of the options granted may be exercised; on and after two years and prior to three years after the date granted, up to 50% of the options granted may be exercised; on and after three years and prior to four years after the date granted, up to 75% of the options granted may be exercised; on and after four years and prior to ten years (ten years and ten days, in the case of a Non-Qualified Option) from the date granted, up to 100% of the options granted may be exercised.

         The option price for stock options issued under the Plan is to be an amount at least equal to 100% of the fair market value of the Company's Common Stock, as of the date the option is granted. The fair market value is to be determined by the Committee. In the event of "change in control" of the Company, as defined in the Plan, each optionee may exercise the total number of shares then subject to the option.

         Unless terminated earlier by the option's terms, Incentive Options expire ten years after the date they are granted and Non-Qualified Options expire ten years and ten days after the date they are granted.

         No options were granted under the Plan during the year ended December 31, 1995 to the executive officers of the Company named in the Summary Compensation Table.

         The following table sets forth certain information concerning the number of unexercised options and the value of unexercised options at December 31, 1995 held by the executive officers of the Company named in the Summary Compensation Table. No options were exercised by such executive officers during the fiscal year ended December 31, 1995.

     Aggregated Option Exercises in 1995 and December 31, 1995 Option Values

                                           Number of Securities                     Value of Unexercised
                                      Underlying Unexercised Options               In-the-Money Options at
                                           at December 31, 1995                     December 31, 1995 (1)
                                   -------------------------------------  -----------------------------------------
              Name                    Exercisable        Unexercisable        Exercisable         Unexercisable
---------------------------------- ------------------  -----------------  -------------------- --------------------

S. Eric Beattie..................       7,445.75             1,500               $625.00            $1,875.00


--------------------------

(1) Represents the difference between $18.00, the last sale price of the Common Stock on December 31, 1995 as reported on the Nasdaq National Market, and the exercise price per share of in-the-money options multiplied by the number of exercisable and unexercisable options held, respectively.



1994 Stock Option Plan for Non-Employee Directors

         In March 1994, the Board of Directors adopted, and in April 1994 the shareholders approved, the 1994 Stock Option Plan for Non-Employee Directors (the "Director Plan"). An amendment to the Director Plan was approved by the shareholders in April 1995. The purpose of the Director Plan is to provide additional incentive to members of the Boards of Directors of the Company and each present and future subsidiary corporation who are not also employees by encouraging them to invest in the Company's Common Stock and thereby acquire a further proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

         Pursuant to the Director Plan, each person who was, as of May 1, 1994, a director of the Company or any subsidiary corporation, and who was not as of such date an employee of the Company or any subsidiary corporation, was, as of May 1, 1994, automatically granted an option to purchase 1,050 shares of the Company's Common Stock. Non-employee directors who were first elected or appointed to the Board after May 1, 1994 receive an automatic grant of options under the Director Plan upon the date of their election or appointment, except that any non-employee director appointed after May 1, 1994 and prior to the 1995 Annual Meeting of Shareholders received an automatic grant of options on the date of the 1995 Annual Meeting. On the fifth anniversary of the initial option grant under the Director Plan and provided a grant recipient continues to be a non-employee director on such anniversary, such person shall, on such fifth anniversary, automatically be granted an option to purchase 1,050 shares of the Company's Common Stock or such lower number of shares as shall be equal to the number of shares as shall then be available (if any) for grant under the Director Plan divided by the number of persons who are to receive an option on such anniversary.

         The Director Plan is administered by the Board of Directors of the Company, including non-employee directors. Under the Director Plan, the Board has the right to adopt such rules for the conduct of its business and the administration of the Director Plan as it considers desirable. The Board of Directors has the exclusive right to construe the Director Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Director Plan and the options issued pursuant to it.

         The aggregate number of shares which may be issued upon the exercise of options under the Director Plan is 21,000 shares of the Company Common Stock. In the event of any change in the capitalization of the Company, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Director Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of the Director Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the Director Plan.

         The option price for options issued under the Director Plan shall be equal to the fair market value as determined by the Board of the Company Common Stock on the date of grant of the option. Payment of the option price on exercise of options granted under the Director Plan may be made in (a) cash, (b) (unless prohibited by the Board of Directors) Company Common Stock which will be valued by the Secretary of the Company at its fair market value on the date of delivery or (c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of the Company valued as provided in clause (b).

         Options granted pursuant to the Director Plan may be exercised at the following rates, whichever is higher: (i) 25% commencing one year after the date of their grant, 50% after two years, 75% after three years and 100% after four years, or (ii) 100% commencing upon a "change in control" of the Company, as such term is defined in the Director Plan. Unless terminated earlier by the option's terms, options granted under the Director Plan expire ten years after the date they are granted. Options terminate three months after the optionee ceases to be a director of the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reelected or otherwise, and regardless of whether the failure to continue as a director was for cause or otherwise), but not later than ten years after the date of option grant. Options granted pursuant to the Director Plan are not transferable, except by the will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability. Options may not be granted pursuant to the Director Plan after the expiration of eight years from and after the adoption of the Director Plan by the Company's shareholders at the 1994 Annual Meeting. Options granted pursuant to the Director Plan will not qualify as incentive stock options under the Code.

Severance Agreement

         On July 19, 1994, the Bank entered into a Severance Agreement with S. Eric Beattie providing for certain severance payments in the event that (a) the Bank terminates his employment without cause or (b) Mr. Beattie terminates his employment with the Bank (i) for any reason, whether with or without cause, at any time within three years after a "change in control" of the Bank, or (ii) due to the fact that, without his consent and whether or not a change in control of the Bank has occurred, the nature and scope of his duties and authority or his responsibilities with the Bank or the surviving or acquiring person are reduced to a level below that which he enjoys on the date of the agreement, his then current base annual salary is reduced to a level below that which he enjoys on the date of the agreement or at any time thereafter (whichever may be greater), the fringe benefits which the Bank provides him on the date of the agreement or at any time thereafter

(whichever may be greater) are materially reduced, his position or title with the Bank or the surviving or acquiring person is reduced from his current position or title with the Bank, or his principal place of employment with the Bank is changed to a location greater than 80 miles from his current principal place of employment with the Bank.

         A "change in control" is defined as a change within a 12 month period in a majority of the members of the Board of Directors of the Bank or the Company, a change within a 12 month period in holders of more than 50% of the outstanding voting stock of the Bank or the Company or any other event deemed to constitute a "change in control" by the Compensation Committee.

         The term of Mr. Beattie's Severance Agreement is three years or the earlier of his death or permanent disability, the termination of his employment for cause, mutual agreement, resignation or otherwise. "Cause" is defined as a conviction for any felony, fraud or embezzlement or failure or refusal to comply with the written policies or directives of the Board of Directors of the Bank or for being guilty of misconduct in connection with the performance of his duties for the Bank and failure to cure such non-compliance or misconduct within 20 days of receiving written notice from the Board of Directors of the Bank.

         In the event that Mr. Beattie is entitled to severance payments, he will be paid annual compensation for a period of three years following the date on which his employment is terminated ("Termination Date") at a rate equal to 100% of his highest annual cash compensation, including cash bonuses, during the three year period ending on the Termination Date, without offset for subsequent earnings, subject to reduction to reduce the present value of any "parachute payments", determined pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, to below 300% of his "base amount" (as defined in Section 280G(b)(3)(A) of the Code and the regulations). Any severance payments made to Mr. Beattie after he reaches age 65 will be reduced by the amount of any pension or annuity benefits Mr. Beattie would have received under the Bank's defined benefit pension plan if he had retired at age 65 (regardless of when he actually retired) and had elected the single life annuity benefit (regardless of the benefit he actually elected). Mr. Beattie will also be entitled to certain benefits.

         The Severance Agreement also contains provisions restricting Mr. Beattie's right to compete with the Bank in Northampton County, Pennsylvania for a period of one year following the Termination Date.

1996 Bonus Plan

         The Board has approved a bonus plan for 1996 pursuant to which Mr. Beattie and the four other executive officers of the Company will be eligible for a bonus from a bonus pool of up to $70,000 if the Company's income for 1996 (prior to year-end adjustments) exceeds the budgeted goal. Bonuses will be distributed from the bonus pool in the discretion of the President and as approved by the Executive Committee of the Board of Directors.

Executive Benefit Program

         In 1985, the Bank established an Executive Benefit Program (the "Program") for certain of its officers. Currently, seven officers of the Bank are eligible to participate in the Program. Like the Incentive Plan, any non-current obligation of the Bank under the Program constitutes an unfunded general obligation of the Bank. The Program is administered by the Executive Committee of the Board of the Bank and provides participants with the following benefits:

         (1) Medical Reimbursement Program. Subject to a maximum, the Bank reimburses participants in the Program for medical or dental expenses which they or their dependents incur and which are not otherwise covered by an existing medical insurance plan or other reimbursement arrangement.

         (2) Salary Continuation Program. If a participant in the Program dies while in the employ of the Bank, his designated beneficiary is entitled to receive 70% of his base-year salary (as defined in the Program) for one year after his death and thereafter 35% of his base-year salary until the earlier to occur of the 10th anniversary of his death or the date on which the participant would have attained age 65.

         (3) Supplemental Retirement Income Program. If a participant in the Program is continuously employed by the Bank through retirement on or after age 65, the participant will be entitled to a "target benefit" equal to a specified percentage of the participant's average annual compensation during the five years immediately prior to his retirement. The "target benefit" amount is to be provided with reference to the participant's benefits under (a) the Salary Plan (to the extent of the Bank's contribution only, and excluding employee deferral amounts or voluntary contributions); (b) the ESOP (including amounts transferred to the Program as a result of the termination of the Bank's Defined Benefit Pension Plan); and (c) each participant's Social Security benefits (to the extent of the participant's primary insurance amount). If amounts payable to the participant from those three sources are insufficient to fund the "target benefit", the Bank is obligated to provide the shortfall in an annual supplemental benefit. Each participant is entitled to terminate before reaching age 65 and receive the "target benefit" computed as above (with certain modifications and assumptions), reduced by a factor to reflect the participant's earlier separation from service. However, if the participant's earlier separation from service is due to dishonesty, collaboration with a competitor, fraud or similar cause, the participant will forfeit all benefits under the Supplemental Retirement Income Program. In general, no separate death benefit is payable under the Program, except with respect to a participant who dies in the active employment of the Bank after attaining age 65. Benefits under the Program will be paid in equal monthly installments during the participant's lifetime, unless an annuity form of payment is selected.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1995, the Company's Dividend Reinvestment and Stock Purchase Plan purchased 15,573 original issue shares of Common Stock from the Company at an average purchase price of $15.99 per share.

         Gordon B. Mowrer, a director of the Company and the Bank, is a director and was a principal shareholder of an insurance agency to which the Company and the Bank paid approximately $107,609 in premiums for property, casualty and workers compensation insurance coverage in the year ended December 31, 1995.

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with many of its directors, officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Company and the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

                                  PROPOSAL TWO
                         1996 EMPLOYEE STOCK OPTION PLAN


         In March 1996, the Board of Directors of the Company adopted the 1996 Employee Stock Option Plan (the "1996 Plan"), subject to approval by the shareholders of the Company. The 1996 Plan will replace the Stock Option Plan which expires in December 1996. Pursuant to the 1996 Plan, stock options may be granted which qualify under the Code as incentive stock options as well as stock options that do not qualify as incentive stock options or are designated as not intended to so qualify. All officers and key employees of the Company or any current or future subsidiary corporation are eligible to receive options under the 1996 Plan.

         The Board of Directors recommends that the 1996 Plan be approved because it believes that the 1996 Plan will advance the interest of the Company and its shareholders by strengthening the Company's ability to attract, retain and motivate officers and key employees.

         Set forth below is a summary of the provisions of the 1996 Plan. This summary is qualified and amplified in its entirety by the detailed provisions of the text of the actual 1996 Plan set forth as Exhibit A to this Proxy Statement, all of which is incorporated herein.

Purpose

         The purpose of the 1996 Plan is to provide additional incentive to employees of the Company by encouraging them to invest in the Company's Common Stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

Administration

         The 1996 Plan will be administered by the Compensation Committee ("Committee") which is appointed by the Board of Directors and consists only of Directors who are not eligible to receive options under the 1996 Plan. The Committee determines, among other things, which officers and key employees receive an option or options under the 1996 Plan, the type of option (incentive stock options or non-qualified stock options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option.

         The Committee may, in its discretion, amend or supplement any of the option terms hereafter described, provided that if an incentive option is granted under the 1996 Plan, the option as amended or supplemented continues to be an incentive stock option.

Aggregate Number of Shares

         The aggregate number of shares which may be issued upon the exercise of options under the 1996 Plan is 250,000 shares of Common Stock. In the event of any change in the capitalization of the Company, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the 1996 Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of the 1996 Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the 1996 Plan.

Option Price

         The option price for incentive stock options issued under the 1996 Plan must be at least equal to 100% of the fair market value of the Common Stock as of the date the option is granted. The fair market value is determined by the Committee. The option price for non-qualified stock options issued under the 1996 Plan may, in the discretion of the Compensation Committee, be at less than the fair market value of the Common Stock as of the date the option is granted.

Payment

         Payment of the option price on exercise of options granted under the 1996 Plan may be made in (a) cash and includes cash received from a stock brokerage firm in a so-called "cashless exercise", (b) (unless prohibited by the Board of Directors) Common Stock of the Company which will be valued by the Secretary of the Company at its fair market value or (c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of the Company valued as provided in clause (b).

         Under the terms of the 1996 Plan, the Board has interpreted the provision of the 1996 Plan which allows payment of the option price in Common Stock of the Company to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value (as determined above) of all shares to which the option relates over (b) the aggregate exercise price under the option. A vote in favor of Proposal Two is also a vote in favor of this interpretation.

Exercisability

         Except as otherwise described below, none of the options granted under the 1996 Plan may be exercised during the first year after the date granted. On and after one year and prior to two years after the date granted, up to 25% of the options granted may be exercised; on and after two years and prior to three years after the date granted, up to 50% of the options granted may be exercised; on and after three years and prior to four years after the date granted, up to 75% of the options granted may be exercised; on and after four years and prior to ten years from the date granted, up to 100% of the options granted may be exercised in the event of a "change in control" of the Company, as defined in the 1996 Plan, each optionee may exercise the total number of shares then subject to the option. Consequently, the approval of the 1996 Plan may be deemed to have certain "anti-takeover" and "anti-greenmail" effects. The Committee has the authority to provide for a different rate of option exercisability for any optionee.

Option Expiration and Termination

         Unless terminated earlier by the option's terms, expire ten years after the date they are granted.

         Options terminate three months (but not later than the scheduled termination date) after the date on which employment is terminated (whether such termination be voluntary or involuntary) other than by reason of retirement at age 65 (or such earlier retirement age as may be approved by the Compensation Committee), death or disability. The option terminates one year from the date of termination of employment due to retirement, death or disability (but not later than the scheduled termination date).

Non-Transferability

         Options granted pursuant to the 1996 Plan are not transferable, except by Will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability.

Amendment or Termination; Plan Expiration

         The Company's Board of Directors has the right at any time, and from time to time, to amend, supplement, suspend or terminate the 1996 Plan, without shareholder approval, except to the extent that shareholder approval of the 1996 Plan amendment or supplement is required by the Code to permit the granting of incentive stock options under the 1996 Plan. Any such action will not affect options previously granted. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission will not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval. Options may not be granted under the 1996 Plan after March 21, 2006.

Option Grants

         As of March 15, 1996, no options had been granted under the 1996 Plan.

         The following table sets forth information concerning options issued to date under the Company's existing Stock Option Plan. No options have been exercised to date.



                                                                   Total                     Weighted Average
                        Name                                  Options Granted                 Exercise Price
                        ----                                  ---------------                ----------------

S. Eric Beattie.....................................              8,945.75                        $18.40

All Executive Officers and
   Directors as a Group.............................             16,168.61                        $18.12


All Employees, other than Executive
Officers and Directors, as a Group..................               - 0 -                          $--



         On March 18, 1996, the last sale price of the Company's Common Stock was $19.375.

Federal Income Tax Consequences

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 1996 PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

Incentive Stock Options

         Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an incentive stock option ("Incentive Option") (see, however, discussion of Alternative Minimum Tax below). If an optionee exercises an Incentive Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised (or such later date, if applicable, as described below in "Non-Qualified Options", if the optionee is a "16(b) Person" who has not made an "83(b) Election," as such terms are defined in "Non-Qualified Options" below) over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to spouses). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise (or such later date, if applicable, as described below in "Non-Qualified Options", if the optionee is a 16(b) Person who has not made an 83(b) Election) exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition. Effective January 1, 1994, the Revenue Reconciliation Act of 1994 replaced the 24% alternative minimum tax rate on individuals with a two-tier alternative minimum tax rate having an initial rate of 26% and a second-tier rate of 28% on alternative minimum taxable income over $175,000.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Code, all of the shares received by an optionee upon exercise of an Incentive Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Options

         Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Options granted pursuant to the 1996 Plan. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162) in an amount equal to such excess. However, special rules apply where stock is registered under the Exchange Act and the optionee is an officer, director or 10% or greater shareholder of the Company subject to potential liability under Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act") for so-called "short-swing" profits (a "16(b) Person") in connection with certain purchases and sales, or sales and purchases, of the Company's stock within a period of six months.

         Under SEC rules promulgated under Section 16(b) of the Exchange Act, the grant of an option, not its exercise, is treated as a "purchase" for Section 16(b) purposes. If such grant is made pursuant to a plan qualifying under the SEC rules and six months elapse between the grant of the option and the sale of the shares received upon the exercise thereof, such grant will be exempt from
Section 16(b). With respect to the exercise of a Non-Qualified Option, if a 16(b) Person has not purchased or acquired shares of Common Stock within the six month period prior to the exercise date (other than purchases or acquisitions exempt from Section 16(b)), the 16(b) Person will be required to recognize ordinary income (i) six months after the date of grant (in the event of exercise within six months of the date of grant) or (ii) the date of exercise (in the event of exercise after six months from the date of grant). The timing of income recognition with respect to a 16(b) Person who exercises a Non-Qualified Option within six months of a prior non-exempt purchase or acquisition of Common Stock is uncertain. It is possible that the Internal Revenue Service will take the position that, despite the prior non-exempt purchase or acquisition, the 16(b) Person recognizes income on the date of exercise rather than the date which is six months following the date of such prior non-exempt purchase or acquisition. A 16(b) Person can be certain of recognizing income on the exercise date by making an election not later than 30 days following the exercise date to have the income determined as of the date of exercise (an "83(b) Election"), in which case the Company's deduction will also be determined as of the exercise date.

         Upon the sale of stock acquired by exercise of a Non-Qualified Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Under current law, net capital gains (net long term capital gain less net short term capital loss) is subject to a maximum rate of 28%. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Option and the delivery of such shares is a disqualifying disposition. See "Federal Income Tax Consequences - Incentive Stock Options". The optionee will recognize ordinary income on the exercise of the Non-Qualified Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise (or such later date, as described above, if the optionee is a 16(b) Person who has not made an 83(b) Election, and such later date is applicable).

Limitation on Company's Deduction

         Section 162(m) of the Code will generally limit to $1.0 million the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under Treasury regulations, and subject to certain transition rules, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the shareholders entitled to vote thereon, and
(iii) is granted by a compensation committee consisting solely of at least two independent directors. The terms of the 1996 Plan and the composition of the Committee are intended to comply with these regulations relating to stock options. If a stock option to an executive referred to above is not "performance based", the amount that would otherwise be deductible by the Company in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1.0 million.

Reasons for Shareholder Approval

         There are three reasons for seeking shareholder approval of the proposed 1996 Plan. One is to satisfy a NASD bylaw that requires companies whose shares are reported on the Nasdaq National Market to obtain shareholder approval of stock plans for directors, officers or key employees. The second reason is to satisfy requirements of the Code which require shareholder approval of the 1996 Plan to permit options granted to qualify as incentive stock options to the extent so designated and to permit the 1996 Plan to meet the requirements of
Section 162(m) of the Code applicable to performance-based compensation. The final reason is to satisfy the requirements of Rule 16b-3 under the Exchange Act, which include shareholder approval. If the requirements of Rule 16b-3 are satisfied, then neither the grant of an option under the 1996 Plan, nor, subject to certain conditions, the transfer of shares to pay an option price under the 1996 Plan, will trigger the provisions of Section 16(b) of the Exchange Act regarding "short-swing" profits.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE 1996 PLAN.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals for the 1997 Annual Meeting of Shareholders must be submitted to the Company by November 26, 1996 to receive consideration for inclusion in the Company's Proxy Statement.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent public accountant for the fiscal year ended December 31, 1995, and for the current fiscal year is the firm of Grant Thornton LLP, Philadelphia, Pennsylvania.

         A representative of Grant Thornton LLP is expected to be present at the Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he so desires.

                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-KSB

         This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for the year ended December 31, 1995.

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1995 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO FIRST COLONIAL GROUP, INC., 76 SOUTH MAIN STREET, NAZARETH, PENNSYLVANIA 18064, ATTENTION: REID L. HEEREN, VICE PRESIDENT.


                                 By Order of the Board of Directors


                                 S. ERIC BEATTIE
                                 President and Chief
                                 Executive Officer

                                    EXHIBIT A

                           FIRST COLONIAL GROUP, INC.

                         1996 EMPLOYEE STOCK OPTION PLAN


         1.       Purpose of Plan

                  The purpose of the 1996 Employee Stock Option Plan (the "Plan") is to provide additional incentive to officers and other key employees of First Colonial Group, Inc. (the "Company") and each present or future parent or subsidiary corporation by encouraging them to invest in shares of the Company's common stock, $5.00 par value ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress, to the mutual benefit of officers, employees and shareholders.

         2.       Aggregate Number of Shares

                  250,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Compensation Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

         3.       Class of Persons Eligible to Receive Options; Limitations

                  All officers and key employees of the Company and of any present or future parent or subsidiary corporation of the Company are eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Compensation Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. During the term of this Plan, no optionee under this Plan shall be entitled to be granted options to purchase shares of the Company's Common Stock in excess of the total number of shares set forth in Section 2 of this Plan (as adjusted pursuant to Section 2).

         4.       Administration of Plan

                  (a) This Plan shall be administered by the Compensation Committee ("Committee") appointed by the Company's Board of Directors. The Committee shall consist of a minimum of two and a maximum of seven members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

                  (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in
Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

         5.       Incentive Stock Options and Non-Qualified Stock Options

                  (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option. The option price for Non-Qualified Stock Options issued under this Plan may, in the sole discretion of the Compensation Committee, be less than the fair market value of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System or Small Cap NASDAQ, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or Small Cap NASDAQ, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Committee.

                  (b) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

                  (c) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Non-Qualified Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years and 30 days after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II for any particular optionee.

                  (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

         6.       Amendment, Supplement, Suspension and Termination

                  Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

         7.       Effectiveness of Plan

                  This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

         8.       General Conditions

                  (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

                  (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

                  (c) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

                  (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

                  (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I

                             INCENTIVE STOCK OPTION


To: __________________________________________________________________________
                                      Name

    __________________________________________________________________________
                                    Address

Date of Grant: ________________________________




         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $5.00 par value ("Common Stock"), of First Colonial Group, Inc. (the "Company") at a price of $ per share pursuant to the Company's 1996 Employee Stock Option Plan (the "Plan").

         Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 25% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional 25% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after four years after the date of grant, except if terminated earlier as provided herein. No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         In the event of a "change of control" (as hereafter defined) of the Company, your option may, from and after the date of the change of control, and notwithstanding the foregoing paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in a majority of the members of the board of directors of the Company;

         2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         3. Any other event deemed to constitute a "change of control" by the Compensation Committee.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check, and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Compensation Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Compensation Committee) any combination of cash and Common Stock of the Company valued as provided in clause
(b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of retirement at age 65 (or such earlier retirement age as the Compensation Committee may approve), disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to retirement, disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another the Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one the Company subsidiary corporation to another the Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.

         This option is not transferable otherwise than by Will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

                  (d) Until you have paid or made suitable arrangements to pay
(i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                  The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                           FIRST COLONIAL GROUP, INC.



                                           By: ____________________________

         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.

                                     ------------------------    -------------
                                            (Signature)              (Date)

                                   APPENDIX II

                           NON-QUALIFIED STOCK OPTION


To: _________________________________________________________________________
                                     Name

   __________________________________________________________________________
                                   Address

Date of Grant: _____________________________


         You are hereby granted an option, effective as of the date hereof, to purchase _________ shares of common stock, $5.00 par value ("Common Stock"), of First Colonial Group, Inc. (the "Company") at a price of $____ per share pursuant to the Company's 1996 Employee Stock Option Plan (the "Plan").

         Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 25% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional 25% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after four years after the date of grant, except if terminated earlier as provided herein. No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         In the event of a "change of control" (as hereafter defined) of the Company, your option may, from and after the date of the change of control, and notwithstanding the foregoing paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in a majority of the members of the board of directors of the Company;

         2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         3. Any other event deemed to constitute a "change of control" by the Compensation Committee.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check, and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Compensation Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Compensation Committee) any combination of cash and Common Stock of the Company valued as provided in clause
(b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of retirement at age 65 (or such earlier retirement age as the Compensation Committee may approve), disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to retirement, disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee

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



deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.

         This option is not transferable otherwise than by Will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

                  (d) Until you have paid or made suitable arrangements to pay
(i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                  The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.


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



                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                       FIRST COLONIAL GROUP, INC.



                                       By: ________________________________


I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.



                                   _______________________      _______________
                                         (Signature)                (Date)

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